EXHIBIT 10.27.2

                        MEMBERSHIP ACQUISITION AGREEMENT


         This agreement (this "Agreement") is made as of the 20th day of September, 2006, by and between Life & Death, LLC (the "Company"), a limited liability company organized under Beverly Killea Act of California, (California Corporations Code ss.ss.17000 ET SEQ., hereinafter referred to as the "Act"), and consisting of Philippe Naouri and Alexandre Caugant (the "Existing Members"), located at 2508 North Vermont Avenue, Los Angeles, CA 90027, and Blue Holdings, Inc. (the "Purchaser"), located at 5804 E. Slauson Avenue, Commerce, CA 90040.

                                    RECITALS

         A. The Company was duly formed and organized under the Act upon the filing of Articles of Organization with the Secretary of State of California on May 4, 2006, as amended by the filing of a Certificate of Amendment with the Secretary of State of California on August 21, 2006.

         B. An Operating Agreement has existed since August 21, 2006 among the Existing Members (the "Operating Agreement"), under which the Company has acquired assets consisting of personal property, and has established and equipped, and is now operating a business at 5804 E. Slauson Avenue, Commerce, CA 90040, consisting of the design, development, manufacturing and wholesale distribution of knit apparel bearing the "Life & Death" trademark (the "Trademark").

         C. Purchaser desires to purchase an undivided interest in the Company and all of its assets, and to participate in the operation of the business with the Existing Members in accordance with the management rights afforded to all members in the Operating Agreement.

1.       SALE OF INTEREST.

         The Company agrees to sell and transfer to Purchaser an undivided fifty percent (50%) interest in the Company and in all its assets, in consideration of the sum of One Hundred Eighty Six One Hundred Forty-Two Dollars and 73/100 ( $186,142.73), payable upon execution and delivery of this Agreement. Company represents and warrants to Purchaser that all required consents of the Existing Members have been obtained and that upon completion of the transactions referred to herein the Purchaser shall be deemed to be a member of the Company with all rights associated therewith as may be provided in the Act and in the Operating Agreement.

2.       PURCHASE OF INTEREST.

         Purchaser agrees to pay as a purchase price for an undivided fifty percent (50%) interest in the Company the amount set out in Paragraph 1, on the terms stated in that paragraph.


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3.       INTERESTS OF MEMBERS.

         Upon completion of the transactions described herein, the interests of the Purchaser and the Existing Members in the profits, losses and capital of the Company will be as follows:

         Philippe Naouri                                      25%

         Alexandre Caugant                                    25%

         Blue Holdings, Inc.                                  50%

4.       AUDIT OF COMPANY BOOKS.

         An audit of the assets and liabilities of the Company will be taken as of the date of this Agreement, and the books of account of such Company will be closed. The books of account will then be adjusted to show the assignment to Purchaser of an undivided fifty percent (50%) interest in the Company.

5.       APPLICATIONS OF PROCEEDS OF SALE OF INTEREST.

         The Company agrees to apply the entire sum paid by the Purchaser for its interest in the Company, toward the reduction of indebtedness of the Company, to the current expenses of the Company, and as working capital.

6. OPERATING AGREEMENT. A copy of the Amended and Restated Operating Agreement is attached to this Agreement and incorporated herein by this reference. Upon execution of this Agreement, the Amended and Restated Operating Agreement will be in full force and effect and all of the members shall be bound by the terms of such Amended and Restated Operating Agreement.

7.       OPERATION OF BUSINESS.

         The business of the Company will be operated without interruption, in the manner provided by the attached Amended and Restated Operating Agreement.

8.       INVESTMENT INTENT.

         Purchaser represents and warrants t the Company and the Existing Members that the Purchaser is acquiring the interest in the Company under this Agreement for investment and not with a view to distribution. The Purchaser further represents and warrants to the Company and the Existing Members that the Purchaser understands that: (a) the interest in the Company being purchased and sold under this Agreement has not been registered under the Federal Securities Act of 1933, as amended (the "Securities Act") in reliance upon an exemption from registration, (b) the interest must be held indefinitely, unless it is later registered under the Securities Act or unless an exemption from


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registration  is otherwise  available,  and (c) the Company has no obligation to register  the  interest.  The  Purchaser  agrees that the  interest  will not be
offered,   sold,   transferred,   pledged,  or  otherwise  disposed  of  without
registration under the Securities Act and applicable state securities laws or an opinion of counsel acceptable to the manager(s) of the Company that such registration is not required.

9.       MISCELLANEOUS PROVISIONS.

         9.1 CONSTRUCTION AND INTERPRETATION. This Agreement shall be construed and interpreted in accordance with the substantive and procedural laws of the State of California, including the Act, without reference to the principles of conflict of laws of such state.

         9.2. DESCRIPTIVE HEADINGS. The descriptive headings of the several articles and sections contained in this Agreement are included for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         9.3 ENTIRE AGREEMENT. This Agreement, together with the Exhibits and Schedules hereto, the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matters and supersedes all prior understandings, agreements, or representations, by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

         9.4 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

         9.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

         9.6 AMENDMENTS AND WAIVERS. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provisions of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.


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         9.7   SEVERABILITY.  The provisions  of this  Agreement  will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to
any   circumstance,   is  adjudged  by  a  court  or  governmental  body  to  be unenforceable in accordance with its terms, the parties agree that the court or governmental body making such determination will have the power to modify the provision in a manner consistent with its objectives such that the provision is enforceable, and/or to delete specific words or phrases, and then it its reduced form such provision will be enforceable.

         9.8 TITLES AND SUBTITLES. The article and section headings contained in this Agreement and in the Exhibits and Schedules hereto are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

         9.9 CONSTRUCTION. The parties hereto have jointly participated in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local or foreign law will also be deemed to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" means "including, without limitation". Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words "This Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has breached, will not detract from or mitigate the fact that such party is in breach of the first representation, warranty or covenant.

         9.10. EFFECTIVE DATE. For all purposes hereof, this Agreement shall be deemed effective as of the date first mentioned above.


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         IN WITNESS  WHEREOF,  the parties hereto have executed this  Membership
Acquisition Agreement as of the day and year first above written.

COMPANY:                                    LIFE & DEATH, LLC

                                            By:   /s/ Philippe Naouri
                                               -----------------------
                                            Its:


EXISTING MEMBERS:                           /s/ Alexandre Caugant
                                            --------------------------
                                                Alexandre Caugant

                                            /s/ Philippe Naouri
                                            --------------------------
                                                Philippe Naouri


PURCHASER:                                  BLUE HOLDINGS, INC.

                                            By: /s/ Patrick Chow
                                               --------------------------

                                            Its:    CFO
                                                 ------------------------